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                                                                   Exhibit 23(b)
                                                                   -------------

                      CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-14605, 33-22146, 33-47570, 33-53195, 333-14521
and 333-14523) and Form S-3 (No. 333-51701 and 333-88317) of Battle Mountain
Gold Company of our report dated May 12, 2000 relating to the financial statements of Lihir Gold Limited, which appears on page 85 in this Annual Report on Form 10-K/A.


/s/ PricewaterhouseCoopers

PricewaterhouseCoopers

Port Moresby, Papua New Guinea
November 22, 2000